SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):        August 9, 2001

AVNET, INC.

(Exact name of Registrant as Specified in its Charter)

New York	1-4224	11-1890605

(State or Other Jurisdiction	(Commission	(I.R.S. Employer

of Incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s Telephone Number, Including Area Code - (480) 643-2000

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation F-D Disclosure.
S I G N A T U R E
EXHIBIT INDEX
EX-99.1

Item 7. Financial Statements and Exhibits.

(a) Inapplicable

(b) Inapplicable.

(c) Exhibits:

99. Press Release of Avnet, Inc. dated August 9, 2001

Item 9. Regulation F-D Disclosure.

The press release of Avnet, Inc. issued on August 9, 2001 is being filed as Exhibit 99 hereto.

Management of Avnet, Inc. may, from time to time, comment on expectations concerning Avnet’s future financial performance during discussions with investors, the media, investment analysts, and others. To the extent management’s expectations differ during those discussions from the comments made by management in Avnet’s conference calls, such new expectations will be posted on the Investor Relations home page of Avnet’s web site.

No other item of this report form is presently applicable to the Registrant.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC.

(Registrant)

Date: August 9, 2001	By:	/s/Raymond Sadowski

Raymond Sadowski

Senior Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release of Avnet, Inc. dated August 9, 2001